EXHIBIT 11(b)

          ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES, DEATH
                           BENEFITS, AND ACCUMULATED PREMIUMS

The tables below illustrate the way the Contracts operate. They show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $10,000 and also show the initial Death Benefit based on that premium. The insureds are assumed to be in the standard underwriting class. Values are first given based on current Contract charges and then based on guaranteed Contract charges (See Prospectus heading "Deductions and Charges"). These tables may assist in the comparison of Death Benefits, Account Values and Cash Surrender Values for the Contracts with those under other variable life insurance contracts that may be issued by other companies.

Death Benefits, Account Values and Cash Surrender Values for a Contract would be different from the amounts shown if the actual investment return averaged 0%, 6% or 12%, but varied above and below that average for individual Contract Years. They would also be different, depending on the allocation of Account Value among the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. They would also differ if the initial premium paid were different, if additional premiums were paid, if any Contract loan or partial withdrawal were made during the period of time illustrated, or if the insured were in another risk class.

The Death Benefits, Account Values and Cash Surrender Values shown in the tables reflect the fact that: a Monthly Deduction Amount (consisting of a cost of insurance charge, tax expense charge, and an administrative expense charge) is deducted from Account Value each Monthly Activity Date and that an Annual Maintenance Fee of $35 is deducted on each Contract Anniversary from all Variable Sub-Accounts to which Account Value is allocated. The values in the tables also reflect a deduction from the Variable Account of a daily charge equal to an annual rate of 0.90% for the mortality and expense risk charge. The Cash Surrender Value shown in the tables reflect the fact that a Withdrawal Charge is imposed on withdrawals in excess of the Free Withdrawal Amount (See Prospectus heading "Deductions and Charges"). The amounts shown in the table are based on an average of the investment advisory fees and operating expenses incurred by the Portfolios, at an annual rate of .89% of the average daily net assets of the Portfolios (See Prospectus heading "Charges Against the Fund").

Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of: (-.89%, 5.11%, and 11.11%,) respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Account Values, Cash Surrender Values, and Death Benefits illustrated.

The second column of each table shows the amount that would accumulate if the initial premium of $10,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

Glenbrook Life will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, Glenbrook Life will also furnish upon request an illustration for a Contract that is not affected by the sex of the insured.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $39,998

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.89% NET)



                                                    CURRENT CHARGES(1)                                  GUARANTEED CHARGES(2)
                    Premiums
 End of           Accumulated                        Cash                                                    Cash
Contract          at 5% Interest   Account          Surrender        Death                Account          Surrender      Death
  Year            Per Year          Value            Value           Benefit              Value            Value           Benefit

    1               10,500            9,660           8,810           39,998                9,162           8,333           39,998
    3               11,576            9,012           8,204           39,998                8,736           7,929           39,998
    4               12,155            8,702           7,958           39,998                8,305           7,561           39,998
    5               12,763            8,402           7,764           39,998                7,866           7,228           39,998
    6               13,401            8,111           7,579           39,998                7,418           6,886           39,998
    7               14,071            7,829           7,404           39,998                6,957           6,532           39,998
    8               14,775            7,555           7,236           39,998                6,480           6,161           39,998
    9               15,513            7,290           7,077           39,998                5,985           5,772           39,998
   10               16,289            7,033           7,033           39,998                5,467           5,467           39,998
   11               17,103            6,818           6,818           39,998                4,944           4,944           39,998
   12               17,959            6,608           6,608           39,998                4,391           4,391           39,998
   13               18,856            6,404           6,404           39,998                3,805           3,805           39,998
   14               19,799            6,205           6,205           39,998                3,182           3,182           39,998
   15               20,789            6,011           6,011           39,998                2,516           2,516           39,998
   16               21,829            5,822           5,822           39,998                1,802           1,802           39,998
   17               22,920            5,638           5,638           39,998                1,031           1,031           39,998
   18               24,066            5,458           5,458           39,998                  192             192           39,998
   19               25,270            5,284           5,284           39,998                 *                *                *
   20               26,533            5,113           5,113           39,998                 *                *                *
   25               33,864            4,325           4,325           39,998                 *                *                *
   35               55,160            3,024           3,024           39,998                 *                *                *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM

                                ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $39,998

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.11% NET)


                                                       CURRENT CHARGES(1)                                    GUARANTEED CHARGES(2)
                   Premiums
 End of           Accumulated                         Cash                                                   Cash
Contract          at 5% Interest    Account          Surrender        Death               Account          Surrender         Death
  Year            Per Year          Value            Value           Benefit               Value            Value           Benefit

    1               10,500           10,247           9,397           39,998                10,170           9,320           39,998
    2               11,025           10,501           9,673           39,998                10,335           9,506           39,998
    3               11,576           10,763           9,955           39,998                10,494           9,687           39,998
    4               12,155           11,031          10,288           39,998                10,647           9,903           39,998
    5               12,763           11,308          10,670           39,998                10,791          10,154           39,998
    6               13,401           11,592          11,061           39,998                10,925          10,394           39,998
    7               14,071           11,884          11,459           39,998                11,046          10,621           39,998
    8               14,775           12,184          11,866           39,998                11,152          10,833           39,998
    9               15,513           12,493          12,281           39,998                11,238          11,026           39,998
   10               16,289           12,811          12,811           39,998                11,303          11,303           39,998
   11               17,103           13,203          13,203           39,998                11,389          11,389           39,998
   12               17,959           13,609          13,609           39,998                11,450          11,450           39,998
   13               18,856           14,028          14,028           39,998                11,482          11,482           39,998
   14               19,799           14,462          14,462           39,998                11,483          11,483           39,998
   15               20,789           14,909          14,909           39,998                11,448          11,448           39,998
   16               21,829           15,372          15,372           39,998                11,370          11,370           39,998
   17               22,920           15,850          15,850           39,998                11,242          11,242           39,998
   18               24,066           16,344          16,344           39,998                11,054          11,054           39,998
   19               25,270           16,855          16,855           39,998                10,796          10,796           39,998
   20               26,533           17,383          17,383           39,998                10,455          10,455           39,998
   25               33,864           20,297          20,297           39,998                 7,034           7,034           39,998
   35               55,160           27,778          27,778           39,998                   *                *                *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $39,998

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.11% NET)


                                                       CURRENT CHARGES(1)                              GUARANTEED CHARGES(2)
                    Premiums
 End of           Accumulated                         Cash                                               Cash
Contract         at 5% Interest     Account         Surrender         Death             Account        Surrender          Death
  Year            Per Year          Value            Value           Benefit            Value            Value           Benefit

    1               10,500           10,834           9,984           39,998            10,758           9,908           39,998
    2               11,025           11,741          10,912           39,998            11,579          10,750           39,998
    3               11,576           12,726          11,919           39,998            12,469          11,662           39,998
    4               12,155           13,797          13,054           39,998            13,437          12,693           39,998
    5               12,763           14,962          14,324           39,998            14,488          13,850           39,998
    6               13,401           16,227          15,696           39,998            15,631          15,100           39,998
    7               14,071           17,602          17,177           39,998            16,874          16,449           39,998
    8               14,775           19,097          18,778           39,998            18,229          17,910           39,998
    9               15,513           20,722          20,510           39,998            19,705          19,492           39,998
   10               16,289           22,488          22,488           39,998            21,316          21,316           39,998
   11               17,103           24,530          24,530           39,998            23,173          23,173           39,998
   12               17,959           26,761          26,761           39,998            25,217          25,217           39,998
   13               18,856           29,198          29,198           41,461            27,475          27,475           39,998
   14               19,799           31,864          31,864           43,972            29,969          29,969           41,358
   15               20,789           34,781          34,781           46,606            32,711          32,711           43,833
   16               21,829           37,976          37,976           49,369            35,714          35,714           46,428
   17               22,920           41,464          41,464           53,073            38,992          38,992           49,909
   18               24,066           45,271          45,271           57,041            42,570          42,570           53,638
   19               25,270           49,427          49,427           61,290            46,476          46,476           57,630
   20               26,533           53,966          53,966           65,839            50,742          50,742           61,905
   25               33,864           83,744          83,744           97,143            78,634          78,634           91,215
   35               55,160          203,908         203,908          214,103           191,217         191,217          200,778

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.89% NET)


                                                       CURRENT CHARGES(1)                                    GUARANTEED CHARGES(2)
                      Premiums
 End of             Accumulated                      Cash                                                Cash
Contract           at 5% Interest  Account             Surrender      Death            Account             Surrender      Death
  Year            Per Year          Value            Value           Benefit            Value            Value           Benefit

    1               10,500            9,660           8,810           33,138              9,555           8,705           33,138
    2               11,025            9,331           8,502           33,138              9,106           8,277           33,138
    3               11,576            9,012           8,204           33,138              8,654           7,846           33,138
    4               12,155            8,702           7,958           33,138              8,198           7,454           33,138
    5               12,763            8,402           7,764           33,138              7,737           7,099           33,138
    6               13,401            8,111           7,579           33,138              7,267           6,736           33,138
    7               14,071            7,829           7,404           33,138              6,785           6,360           33,138
    8               14,775            7,555           7,236           33,138              6,285           5,966           33,138
    9               15,513            7,290           7,077           33,138              5,760           5,548           33,138
   10               16,289            7,033           7,033           33,138              5,207           5,207           33,138
   11               17,103            6,818           6,818           33,138              4,640           4,640           33,138
   12               17,959            6,608           6,608           33,138              4,036           4,036           33,138
   13               18,856            6,404           6,404           33,138              3,392           3,392           33,138
   14               19,799            6,205           6,205           33,138              2,707           2,707           33,138
   15               20,789            6,011           6,011           33,138              1,971           1,971           33,138
   16               21,829            5,822           5,822           33,138              1,174           1,174           33,138
   17               22,920            5,638           5,638           33,138                298             298           33,138
   18               24,066            5,458           5,458           33,138              *                *                *
   19               25,270            5,284           5,284           33,138              *                *                *
   20               26,533            5,113           5,113           33,138              *                *                *
   25               33,864            4,325           4,325           33,138              *                *                *
   35               55,160            3,024           3,024           33,138              *                *                *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.11% NET)


                                                       CURRENT CHARGES(1)                                    GUARANTEED CHARGES(2)
                     Premiums
 End of             Accumulated                      Cash                                               Cash
Contract           at 5% Interest  Account             Surrender      Death           Account             Surrender      Death
  Year            Per Year          Value            Value           Benefit           Value            Value           Benefit

    1               10,500           10,247           9,397           33,138            10,142           9,292           33,138
    2               11,025           10,501           9,673           33,138            10,279           9,450           33,138
    3               11,576           10,763           9,955           33,138            10,411           9,604           33,138
    4               12,155           11,031          10,288           33,138            10,539           9,795           33,138
    5               12,763           11,308          10,670           33,138            10,661          10,024           33,138
    6               13,401           11,592          11,061           33,138            10,775          10,243           33,138
    7               14,071           11,884          11,459           33,138            10,876          10,451           33,138
    8               14,775           12,184          11,866           33,138            10,961          10,642           33,138
    9               15,513           12,493          12,281           33,138            11,024          10,812           33,138
   10               16,289           12,811          12,811           33,138            11,061          11,061           33,138
   11               17,103           13,203          13,203           33,138            11,114          11,114           33,138
   12               17,959           13,609          13,609           33,138            11,138          11,138           33,138
   13               18,856           14,028          14,028           33,138            11,131          11,131           33,138
   14               19,799           14,462          14,462           33,138            11,091          11,091           33,138
   15               20,789           14,909          14,909           33,138            11,010          11,010           33,138
   16               21,829           15,372          15,372           33,138            10,881          10,881           33,138
   17               22,920           15,850          15,850           33,138            10,689          10,689           33,138
   18               24,066           16,344          16,344           33,138            10,416          10,416           33,138
   19               25,270           16,855          16,855           33,138            10,041          10,041           33,138
   20               26,533           17,383          17,383           33,138             9,540           9,540           33,138
   25               33,864           20,297          20,297           33,138             4,114           4,114           33,138
   35               55,160           27,778          27,778           33,138             *                *                *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.11% NET)


                                                       CURRENT CHARGES(1)                                   GUARANTEED CHARGES(2)
                      Premiums
 End of             Accumulated                      Cash                                              Cash
Contract           at 5% Interest  Account             Surrender      Death          Account             Surrender      Death
  Year            Per Year          Value            Value           Benefit          Value            Value           Benefit

    1               10,500           10,834           9,984           33,138           10,729           9,879           33,138
    2               11,025           11,741          10,912           33,138           11,522          10,694           33,138
    3               11,576           12,726          11,919           33,138           12,387          11,579           33,138
    4               12,155           13,797          13,054           33,138           13,330          12,586           33,138
    5               12,763           14,962          14,324           33,138           14,361          13,724           33,138
    6               13,401           16,227          15,696           33,138           15,488          14,957           33,138
    7               14,071           17,602          17,177           33,138           16,720          16,295           33,138
    8               14,775           19,097          18,778           33,138           18,066          17,747           33,138
    9               15,513           20,722          20,510           33,138           19,538          19,326           33,138
   10               16,289           22,488          22,488           33,138           21,152          21,152           33,138
   11               17,103           24,530          24,530           33,138           23,018          23,018           33,138
   12               17,959           26,776          26,776           33,138           25,086          25,086           33,138
   13               18,856           29,271          29,271           34,540           27,386          27,386           33,138
   14               19,799           32,009          32,009           37,450           29,940          29,940           35,029
   15               20,789           35,004          35,004           40,605           32,739          32,739           37,977
   16               21,829           38,280          38,280           44,022           35,801          35,801           41,171
   17               22,920           41,872          41,872           47,316           39,158          39,158           44,248
   18               24,066           45,813          45,813           50,853           42,841          42,841           47,554
   19               25,270           50,142          50,142           54,654           46,886          46,886           51,106
   20               26,533           54,901          54,901           58,744           51,335          51,335           54,928
   25               33,864           86,449          86,449           90,772           80,819          80,819           84,860
   35               55,160          209,738         209,738          220,225          194,040         194,040          203,742

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.89% NET)


                                                       CURRENT CHARGES(1)                                    GUARANTEED CHARGES(2)
                      Premiums

 End of             Accumulated                      Cash                                               Cash
Contract           at 5% Interest  Account             Surrender      Death           Account             Surrender      Death
  Year            Per Year          Value            Value           Benefit           Value            Value           Benefit

    1               10,500            9,660           8,810           19,314             9,473           8,623           19,314
    2               11,025            9,331           8,502           19,314             8,919           8,090           19,314
    3               11,576            9,012           8,204           19,314             8,335           7,527           19,314
    4               12,155            8,702           7,958           19,314             7,714           6,970           19,314
    5               12,763            8,402           7,764           19,314             7,048           6,411           19,314
    6               13,401            8,111           7,579           19,314             6,329           5,798           19,314
    7               14,071            7,829           7,404           19,314             5,544           5,119           19,314
    8               14,775            7,555           7,236           19,314             4,675           4,356           19,314
    9               15,513            7,290           7,077           19,314             3,704           3,491           19,314
   10               16,289            7,033           7,033           19,314             2,608           2,608           19,314
   11               17,103            6,818           6,818           19,314             1,373           1,373           19,314
   12               17,959            6,608           6,608           19,314             *                *                *
   13               18,856            6,404           6,404           19,314             *                *                *
   14               19,799            6,205           6,205           19,314             *                *                *
   15               20,789            6,011           6,011           19,314             *                *                *
   16               21,829            5,822           5,822           19,314             *                *                *
   17               22,920            5,638           5,638           19,314             *                *                *
   18               24,066            5,458           5,458           19,314             *                *                *
   19               25,270            5,284           5,284           19,314             *                *                *
   20               26,533            5,113           5,113           19,314             *                *                *
   25               33,864            4,325           4,325           19,314             *                *                *
   35               55,160            3,024           3,024           19,314             *                *                *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.11% NET)


                                                       CURRENT CHARGES(1)                                    GUARANTEED CHARGES(2)
                     Premiums
 End of             Accumulated                      Cash                                               Cash
Contract           at 5% Interest  Account             Surrender      Death           Account             Surrender      Death
  Year            Per Year          Value            Value           Benefit           Value            Value           Benefit

    1               10,500           10,247           9,397           19,314            10,063           9,213           19,314
    2               11,025           10,501           9,673           19,314            10,106           9,277           19,314
    3               11,576           10,763           9,955           19,314            10,126           9,318           19,314
    4               12,155           11,031          10,288           19,314            10,120           9,377           19,314
    5               12,763           11,308          10,670           19,314            10,085           9,447           19,314
    6               13,401           11,592          11,061           19,314            10,012           9,481           19,314
    7               14,071           11,884          11,459           19,314             9,894           9,469           19,314
    8               14,775           12,184          11,866           19,314             9,720           9,402           19,314
    9               15,513           12,493          12,281           19,314             9,479           9,266           19,314
   10               16,289           12,811          12,811           19,314             9,154           9,154           19,314
   11               17,103           13,203          13,203           19,314             8,768           8,768           19,314
   12               17,959           13,609          13,609           19,314             8,266           8,266           19,314
   13               18,856           14,028          14,028           19,314             7,625           7,625           19,314
   14               19,799           14,462          14,462           19,314             6,815           6,815           19,314
   15               20,789           14,909          14,909           19,314             5,794           5,794           19,314
   16               21,829           15,372          15,372           19,314             4,505           4,505           19,314
   17               22,920           15,850          15,850           19,314             2,870           2,870           19,314
   18               24,066           16,344          16,344           19,314               778             778           19,314
   19               25,270           16,855          16,855           19,314             *                *                *
   20               26,533           17,383          17,383           19,314             *                *                *
   25               33,864           20,297          20,297           21,312             *                *                *
   35               55,160           27,939          27,939           28,218             *                *                *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.11% NET)


                                                       CURRENT CHARGES(1)                                  GUARANTEED CHARGES(2)
                     Premiums
 End of             Accumulated                      Cash                                             Cash
Contract           at 5% Interest  Account             Surrender      Death         Account             Surrender      Death
  Year            Per Year          Value            Value           Benefit         Value            Value           Benefit

    1               10,500           10,834           9,984           19,314          10,653           9,803           19,314
    2               11,025           11,741          10,912           19,314          11,364          10,535           19,314
    3               11,576           12,726          11,919           19,314          12,144          11,336           19,314
    4               12,155           13,797          13,054           19,314          13,004          12,260           19,314
    5               12,763           14,962          14,324           19,314          13,958          13,320           19,314
    6               13,401           16,227          15,696           19,314          15,023          14,492           19,314
    7               14,071           17,606          17,181           19,895          16,221          15,796           19,314
    8               14,775           19,121          18,802           21,224          17,580          17,261           19,514
    9               15,513           20,779          20,567           22,649          19,101          18,888           20,820
   10               16,289           22,600          22,600           24,183          20,772          20,772           22,226
   11               17,103           24,706          24,706           25,941          22,705          22,705           23,840
   12               17,959           27,002          27,002           28,352          24,812          24,812           26,052
   13               18,856           29,505          29,505           30,980          27,109          27,109           28,464
   14               19,799           32,232          32,232           33,843          29,611          29,611           31,092
   15               20,789           35,201          35,201           36,961          32,336          32,336           33,953
   16               21,829           38,431          38,431           40,352          35,300          35,300           37,065
   17               22,920           41,945          41,945           44,043          38,522          38,522           40,448
   18               24,066           45,785          45,785           48,074          42,019          42,019           44,120
   19               25,270           49,979          49,979           52,478          45,810          45,810           48,101
   20               26,533           54,560          54,560           57,288          49,916          49,916           52,412
   25               33,864           84,653          84,653           88,885          75,968          75,968           79,767
   35               55,160          205,444         205,444          207,498         180,827         180,827          182,635

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WILL BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT  AVERAGES 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WILL ALSO BE DIFFERENT FROM THOSE
SHOWN,  DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND
THE RATES OF RETURN OF THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                               JOINT LIFE OPTION
                           $10,000.00 INITIAL PREMIUM
                 ISSUE AGE 55 MALE / 55 FEMALE - STANDARD CLASS
                          $43,779 INITIAL DEATH BENEFIT

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.89% NET)

          Non-guaranteed illustrated values Non-guaranteed illustrated values
           using Current Charges            using Guaranteed Charges
 End of                     Cash     Net                      Cash     Net
Contract          Account  SurrenderDeath           Account Surrender Death
  Year             Value    Value  Benefit           Value   Value   Benefit

        1            9,721   8,871   43,779           9,721    8,871  43,779
        2            9,442   8,614   43,779           9,442    8,614  43,779
        3            9,163   8,355   43,779           9,163    8,355  43,779
        4            8,881   8,138   43,779           8,881    8,138  43,779
        5            8,596   7,959   43,779           8,596    7,959  43,779
        6            8,305   7,774   43,779           8,305    7,774  43,779
        7            8,017   7,592   43,779           8,006    7,581  43,779
        8            7,738   7,419   43,779           7,694    7,376  43,779
        9            7,467   7,254   43,779           7,367    7,154  43,779
       10            7,204   7,204   43,779           7,018    7,018  43,779
       15            6,162   6,162   43,779           4,882    4,882  43,779
       20            5,246   5,246   43,779             864      864  43,779
       25            4,441   4,441   43,779               -        -       -
       30            3,735   3,735   43,779               -        -       -

Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                               JOINT LIFE OPTION
                           $10,000.00 INITIAL PREMIUM
                 ISSUE AGE 55 MALE / 55 FEMALE - STANDARD CLASS
                          $43,779 INITIAL DEATH BENEFIT

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.11% NET)

          Non-guaranteed illustrated values Non-guaranteed illustrated values
           using Current Charges            using Guaranteed Charges
 End of                     Cash     Net                      Cash     Net
Contract          Account  SurrenderDeath           Account Surrender Death
  Year             Value    Value  Benefit           Value   Value   Benefit

        1           10,312   9,462   43,779          10,312    9,462  43,779
        2           10,628   9,799   43,779          10,628    9,799  43,779
        3           10,948  10,140   43,779          10,948   10,140  43,779
        4           11,271  10,527   43,779          11,271   10,527  43,779
        5           11,595  10,958   43,779          11,595   10,958  43,779
        6           11,920  11,389   43,779          11,920   11,389  43,779
        7           12,243  11,818   43,779          12,243   11,818  43,779
        8           12,560  12,242   43,779          12,560   12,242  43,779
        9           12,880  12,667   43,779          12,870   12,657  43,779
       10           13,208  13,208   43,779          13,166   13,166  43,779
       15           15,378  15,378   43,779          14,610   14,610  43,779
       20           17,934  17,934   43,779          14,795   14,795  43,779
       25           20,947  20,947   43,779          11,160   11,160  43,779
       30           24,497  24,497   43,779               -        -       -

Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                               JOINT LIFE OPTION
                           $10,000.00 INITIAL PREMIUM
                 ISSUE AGE 55 MALE / 55 FEMALE - STANDARD CLASS
                          $43,779 INITIAL DEATH BENEFIT

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.11% NET)

          Non-guaranteed illustrated values Non-guaranteed illustrated values
           using Current Charges            using Guaranteed Charges
 End of                     Cash     Net                      Cash     Net
Contract          Account  SurrenderDeath           Account Surrender Death
  Year             Value    Value  Benefit           Value   Value   Benefit

        1           10,902  10,052   43,779          10,902   10,052  43,779
        2           11,883  11,054   43,779          11,883   11,054  43,779
        3           12,949  12,142   43,779          12,949   12,142  43,779
        4           14,108  13,365   43,779          14,108   13,365  43,779
        5           15,368  14,731   43,779          15,368   14,731  43,779
        6           16,737  16,206   43,779          16,737   16,206  43,779
        7           18,225  17,800   43,779          18,225   17,800  43,779
        8           19,842  19,524   43,779          19,842   19,524  43,779
        9           21,600  21,388   43,779          21,600   21,388  43,779
       10           23,512  23,512   43,779          23,512   23,512  43,779
       15           36,772  36,772   43,779          36,772   36,772  43,779
       20           58,052  58,052   62,116          58,052   58,052  62,116
       25           91,688  91,688   96,272          91,688   91,688  96,272
       30          143,456 143,456  150,629         143,456  143,456 150,629

Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                               JOINT LIFE OPTION
                           $10,000.00 INITIAL PREMIUM
                 ISSUE AGE 65 MALE / 65 FEMALE - STANDARD CLASS
                          $27,688 INITIAL DEATH BENEFIT

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.89% NET)

          Non-guaranteed illustrated values Non-guaranteed illustrated values
           using Current Charges            using Guaranteed Charges
 End of                     Cash     Net                      Cash     Net
Contract          Account  SurrenderDeath           Account Surrender Death
  Year             Value    Value  Benefit           Value   Value   Benefit

        1            9,716   8,866   27,688           9,716    8,866  27,688
        2            9,423   8,594   27,688           9,423    8,594  27,688
        3            9,116   8,308   27,688           9,116    8,308  27,688
        4            8,803   8,059   27,688           8,791    8,048  27,688
        5            8,500   7,862   27,688           8,445    7,807  27,688
        6            8,206   7,675   27,688           8,070    7,539  27,688
        7            7,921   7,496   27,688           7,659    7,234  27,688
        8            7,644   7,326   27,688           7,201    6,882  27,688
        9            7,376   7,164   27,688           6,682    6,469  27,688
       10            7,117   7,117   27,688           6,086    6,086  27,688
       15            6,085   6,085   27,688           1,308    1,308  27,688
       20            5,178   5,178   27,688               -        -       -
       25            4,382   4,382   27,688               -        -       -
       30            3,683   3,683   27,688               -        -       -

Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                               JOINT LIFE OPTION
                           $10,000.00 INITIAL PREMIUM
                 ISSUE AGE 65 MALE / 65 FEMALE - STANDARD CLASS
                          $27,688 INITIAL DEATH BENEFIT

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.11% NET)

          Non-guaranteed illustrated values Non-guaranteed illustrated values
           using Current Charges            using Guaranteed Charges
 End of                     Cash     Net                      Cash     Net
Contract          Account  SurrenderDeath           Account Surrender Death
  Year             Value    Value  Benefit           Value   Value   Benefit

        1           10,307   9,457   27,688          10,307    9,457  27,688
        2           10,609   9,780   27,688          10,609    9,780  27,688
        3           10,902  10,094   27,688          10,902   10,094  27,688
        4           11,184  10,440   27,688          11,184   10,440  27,688
        5           11,465  10,827   27,688          11,452   10,814  27,688
        6           11,753  11,222   27,688          11,700   11,169  27,688
        7           12,050  11,625   27,688          11,924   11,499  27,688
        8           12,355  12,036   27,688          12,115   11,796  27,688
        9           12,669  12,456   27,688          12,264   12,051  27,688
       10           12,991  12,991   27,688          12,359   12,359  27,688
       15           15,122  15,122   27,688          11,845   11,845  27,688
       20           17,633  17,633   27,688           6,587    6,587  27,688
       25           20,592  20,592   27,688               -        -       -
       30           24,079  24,079   27,688               -        -       -

Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.

                        GLENBROOK PROVIDER VARIABLE LIFE
         A Modified Single Premium Variable Life Insurance Illustration

                               JOINT LIFE OPTION
                           $10,000.00 INITIAL PREMIUM
                 ISSUE AGE 65 MALE / 65 FEMALE - STANDARD CLASS
                          $27,688 INITIAL DEATH BENEFIT

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.11% NET)

          Non-guaranteed illustrated values Non-guaranteed illustrated values
           using Current Charges            using Guaranteed Charges
 End of                     Cash     Net                      Cash     Net
Contract          Account  SurrenderDeath           Account Surrender Death
  Year             Value    Value  Benefit           Value   Value   Benefit

        1           10,898  10,048   27,688          10,898   10,048  27,688
        2           11,864  11,035   27,688          11,864   11,035  27,688
        3           12,905  12,098   27,688          12,905   12,098  27,688
        4           14,027  13,283   27,688          14,027   13,283  27,688
        5           15,238  14,600   27,688          15,238   14,600  27,688
        6           16,547  16,016   27,688          16,547   16,016  27,688
        7           17,965  17,540   27,688          17,965   17,540  27,688
        8           19,506  19,187   27,688          19,506   19,187  27,688
        9           21,186  20,974   27,688          21,186   20,974  27,688
       10           23,030  23,030   27,688          23,030   23,030  27,688
       15           36,182  36,182   37,991          36,182   36,182  37,991
       20           56,531  56,531   59,358          56,531   56,531  59,358
       25           87,719  87,719   92,105          86,909   86,909  91,255
       30          136,605 136,605  137,971         134,084  134,084 135,425

Values shown in the Current Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, current cost of insurance rates, administrative fees, and mortality and expense risk rates. Values shown in the Guaranteed Charges columns are calculated using an illustrated non-guaranteed gross investment return, investment advisory fees, guaranteed cost of insurance rates, administrative fees, and mortality and expense rates.